Exhibit 99.3 1Q19 Financial Results April 25, 2019 ©2019 DISCOVER FINANCIAL SERVICES

Notice The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which is filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. 2

1Q19 Highlights(1) • Net income of $726MM, diluted EPS of $2.15; return on equity of 26% • Total loan growth of 7% led by an 8% increase in credit card loans; revenue growth of 7% • Strong credit performance reflecting disciplined underwriting, continued efficiency and effectiveness in servicing • Efficiency ratio improved 50 bps to 37.1% • Payment Services continued to drive strong network volume growth (up 9%) • Returned $601MM of capital through dividends and share repurchases Note(s) (1) All comparisons stated on a year-over-year basis 3

1Q19 Summary Financial Results Highlights B / (W) ($MM, except per share data) 1Q19 1Q18 $ Δ % Δ Revenue Net of Interest Expense $2,763 $2,575 $188 7% • Diluted EPS of $2.15, up 18% Net Principal Charge-off 715 635 (80) (13%) • Revenue net of interest expense of Reserve Change build/(release) 94 116 22 19% $2.8Bn, up 7%, driven by higher net Provision for Loan Losses 809 751 (58) (8%) interest income Operating Expense 1,024 968 (56) (6%) • Provision for loan losses increased Direct Banking 879 811 68 8% $58MM, or 8%, on higher net charge- Payment Services 51 45 6 13% offs, partially offset by a lower reserve Total Pre-Tax Income 930 856 74 9% build Income Tax Expense 204 190 (14) (7%) • Expenses rose 6%, primarily driven Net Income $726 $666 $60 9% by higher compensation expense, as well as investments to support growth ROE 26% 25% and new capabilities Diluted EPS $2.15 $1.82 $0.33 18% 4

1Q19 Loan and Volume Growth Ending Loans ($Bn) Volume ($Bn) Payment Services Network (1) Total Card Student Personal Proprietary PULSE Diners Partners +7% +8% +2% +2% +5% +9% -1% +24% $88.7 $82.7 $70.8 $65.6 $47.1 $43.2 $32.4$34.1 $9.4 $9.6 $7.4 $8.4 $8.3 $7.3 $4.6 $5.7 1Q18 1Q19 1Q18 1Q19 Total Network Volume up 7% YOY Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment 5

1Q19 Revenue B / (W) Highlights ($MM) 1Q19 1Q18 $ Δ % Δ Interest Income $2,937 $2,569 $368 14% • Loan growth and higher net interest Interest Expense 632 469 (163) (35%) margin drove 10% increase in net Net Interest Income 2,305 2,100 205 10% interest income Discount/Interchange Revenue 677 646 31 5% Rewards Cost 446 392 (54) (14%) • Net discount and interchange Net Discount/Interchange Revenue 231 254 (23) (9%) revenue decreased 9% driven by Protection Products Revenue 49 53 (4) (8%) higher promotional rewards cost Loan Fee Income 104 96 8 8% Transaction Processing Revenue 46 43 3 7% • Rewards rate up 8 bps, due to Other Income 28 29 (1) (3%) greater customer engagement in Total Non-Interest Income 458 475 (17) (4%) 5% category this quarter Revenue Net of Interest Expense $2,763 $2,575 $188 7% Direct Banking $2,677 $2,494 $183 7% Payment Services 86 81 5 6% Revenue Net of Interest Expense $2,763 $2,575 $188 7% Change ($MM) 1Q19 1Q18 QOQ YOY Discover Card Sales Volume $32,899 $30,850 (12%) 7% Rewards Rate (1) 1.35% 1.27% 7 bps 8 bps Note(s) 1. Rewards cost divided by Discover card sales volume 6

1Q19 Net Interest Margin 1Q19 1Q18 Highlights Average Average ($MM) Balance Rate Balance Rate • Net interest margin on loans up 23 Credit Card $71,363 13.42% $65,983 12.85% bps driven by higher loan yields, Private Student 9,654 8.63% 9,432 7.89% partially offset by higher funding costs Personal 7,468 12.86% 7,387 12.43% Other 868 6.85% 452 5.98% Total Loans 89,353 12.79% 83,254 12.21% • Credit card yield increased 57 bps as Other Interest-Earning Assets 19,221 2.50% 15,879 1.58% increases in the prime rate were Total Interest-Earning Assets $108,574 10.97% $99,133 10.51% partially offset by portfolio mix and higher interest charge-offs Direct to Consumer and Affinity $45,841 2.15% $39,825 1.59% Brokered Deposits and Other 21,799 2.67% 19,638 2.19% Interest Bearing Deposits 67,640 2.32% 59,463 1.79% • Average consumer deposits grew Borrowings 26,577 3.76% 26,126 3.21% 15% and composed 49% of total Total Interest-Bearing Liabilities $94,217 2.72% $85,589 2.22% funding Change • Funding costs on interest-bearing (%) 1Q19 QOQ YOY liabilities increased 50 bps, primarily Total Interest Yield on Loans 12.79% 20bps 58bps driven by higher market rates NIM on Loans 10.46% 11bps 23bps NIM on Interest-Earning Assets 8.61% 4bps 2bps 7

1Q19 Operating Expense B / (W) Highlights ($MM) 1Q19 1Q18 $ Δ % Δ Employee Compensation and Benefits $425 $405 ($20) (5%) • Employee compensation and benefits Marketing and Business Development 195 185 (10) (5%) up 5%, primarily due to higher Information Processing & Communications 99 82 (17) (21%) average salaries Professional Fees 167 155 (12) (8%) Premises and Equipment 28 26 (2) (8%) Other Expense 110 115 5 4% • Information processing up 21% due to Total Operating Expense $1,024 $968 ($56) (6%) investments in infrastructure and analytic capabilities Direct Banking 989 932 ($57) (6%) Payment Services 35 36 1 3% • Professional fees up 8%, primarily Total Operating Expense $1,024 $968 ($56) (6%) related to achieving a higher level of Operating Efficiency(1) 37.1% 37.6% 50 bps recoveries • Marketing up 5% as a result of higher investment in brand advertising and initiatives to drive deposits growth • Operating efficiency improved 50 bps on strong revenue growth combined with disciplined expense growth Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense 8

DISCOVER | Credit Performance Trends

Total Company Loans


2.31 2.60 2.71 2.63 2.85 3.09 3.11 2.97 3.08 3.25
1.97 1.97 1.93 2.05 2.20 2.23 2.08 2.22 2.31 2.28
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Credit Card Loans


2.47 2.84 2.94 2.80 3.03 3.32 3.34 3.14 3.23 3.50
2.04 2.06 2.00 2.14 2.28 2.33 2.16 2.32 2.43 2.45
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


2.22 2.04 2.12 2.14 2.35 2.25 2.10 2.13 2.00 1.76
1.00 0.60 0.85 1.14 1.03 0.92 0.92 0.96 0.86 0.66
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19
NCO rate (%)
30+ day DQ rate ex-PCI (%)

Personal Loans


2.70 3.16 3.18 3.19 3.62 4.03 3.97 4.09 4.49 4.53
1.12 1.12 1.14 1.27 1.40 1.37 1.42 1.57 1.60 1.51
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19
NCO rate (%)
30+ day DQ rate (%)

9

Capital Trends 13.4 13.0 12.5 11.9 11.6 11.6 11.4 11.5 11.1 123 120 118 109 109 104 108 93 88 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Common Equity Tier 1 (CET1) Capital Ratio(1) (%) Payout Ratio(2) (%) Note(s) 1. Common Equity Tier 1 Capital Ratio (Basel III Transition) 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders 10

1Q19 Financial Summary Balance Sheet Credit and Capital Profitability • Total loans grew 7% • Total NCO rate of 3.25%, • Net income of $726MM ($6.0Bn) YOY up 16 bps YOY and diluted EPS of $2.15 • Driven by loan • Credit card loans grew 8% seasoning and supply- • Revenue growth of 7% on ($5.2Bn) YOY as sales induced credit higher net interest income volume increased 7% normalization • NIM of 10.46%, up 23 bps • Capital return • Average consumer YOY deposits grew 15% • Repurchased 7.2MM ($6.0Bn) YOY, while shares of common • Efficiency ratio improved deposit rates increased 56 stock for $487MM (1) 50 bps YOY to 37% bps • CET1 capital ratio of 11.5% down 40 bps YOY • Strong return on equity at 26% Note(s) 1. Basel III Transition 11